[UBS LIFE INSURANCE COMPANY USA]


August 29, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: UBS Life Insurance Company USA Separate Account
    File No. 811-7536
    Rule 30b2-1 Filing

Commissioners:

As requred by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.

Pursuant to Rule 30b2-1 under the Act, on August 25, 2008, the AllianceBernstein Variable Product Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

/s/ Doris Vitiello

Doris Vitiello
Assistant Treasurer and Assistant Secretary

cc:  Fred Bellamy